SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[x]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to ss240.14a-11(c) or ss240.14a-12


                         Greene County Bancorp, Inc.
               _________________________________________________
                (Name of Registrant as Specified In Its Charter)

                          Greene County Bancorp, Inc.
                _______________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(i)(1),or 14a-6(j)(2).
[  ]  $500 per each party to the controversy pursuant to Exchange Act
           Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
          .....................................................................

         2) Aggregate number of securities to which transaction applies:

         ......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         ......................................................................
         4) Proposed maximum aggregate value of transaction:

         ......................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed: September ___, 2001

                       [GREENE COUNTY BANCORP LETTERHEAD]








September 21, 2001


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Greene County Bancorp, Inc. (the "Company"). The Company is the holding company of The Bank of Greene County, and our common stock is traded on the Nasdaq Small Cap Market under the symbol "GCBC." The Annual Meeting will be held at the main office of the Company, located at 425 Main Street, Catskill, New York, at 5:30 p.m., New York Time, on October 24, 2001. The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent accountants, will be present to respond to any questions that stockholders may have. The Annual Meeting is being held so that stockholder's may consider the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal year 2002. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.
Sincerely,




J. Bruce Whittaker
President and Chief Executive Officer

                           Greene County Bancorp, Inc.
                                 302 Main Street
                            Catskill, New York 12414
                                 (518) 943-2600

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 24, 2001

Notice is hereby given that the Annual Meeting of Stockholders of Greene County Bancorp, Inc. (the "Company") will be held at the main office of the Company, located at 425 Main Street, Catskill, New York, on October 24, 2001 at 5:30 p.m., New York Time.

        A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

        The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of three directors to the Board of Directors;

         2. The ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending June 30, 2002; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 14, 2001, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 302 Main Street, Catskill, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors




                                                             Bruce P. Egger
                                                             Secretary
September 21, 2001
_______________________________________________________________________________
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
_______________________________________________________________________________

                                 PROXY STATEMENT

                           Greene County Bancorp, Inc.
                                 302 Main Street
                            Catskill, New York 12414
                                 (518) 943-2600


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 24, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Greene County Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the main office of the Company, located at 425 Main Street, Catskill, New York, on October 24, 2001, at 5:30 p.m., New York Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 21, 2001.

                   _______________________________________
                              REVOCATION OF PROXIES
                   _______________________________________

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

     A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

             _______________________________________________________
                 VOTING PROCEDURES AND METHODS OF COUNTING VOTES
             _______________________________________________________

     Holders of record of the Company's common stock, par value $0.10 per share, as of the close of business on September 14, 2001 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,022,755 shares of common stock issued and outstanding (exclusive of Treasury shares), 1,152,316 of which were held by Greene County Bancorp, M.H.C. (the "Mutual Holding Company"), and 870,439 of which were held by stockholders other than the Mutual Holding Company ("Minority Stockholders"). The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the three nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

     As to the ratification of PricewaterhouseCoopers LLP as the Company's independent accountants, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

     Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

_______________________________________________________________________________
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
_______________________________________________________________________________

     Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company's outstanding shares of common stock, and all directors and executive officers of the Company as a group.

                                                         Amount of Shares
                                                          Owned and Nature                   Percent of Shares
         Name and Address of                                of Beneficial                     of Common Stock
          Beneficial Owners                                 Ownership (1)                      Outstanding
        ____________________                             _________________                    ________________
Principal Stockholders:

Greene County Bancorp, M.H.C.                             1,152,316                           56.97%
302 Main Street
Catskill, New York 12414

The Bank of Greene County                                    80,036                            3.96%
Employee Stock Ownership Plan (2)

Greene County Bancorp, M.H.C. (3)                           165,510                            8.18%
and all Directors and Executive Officers
as a group (11 persons)

________________________________________
(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.

(2) The amount reported represents shares held by The Bank of Greene County Employee Stock Ownership Plan ("ESOP"), 21,250 shares of which have been allocated to participants. The trustee of the ESOP may be deemed to beneficially own the shares held by the ESOP that have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants. (3) With the exception of David H. Jenkins, DVM, the Company's executive officers and directors are also executive officers and trustees of Greene County Bancorp, M.H.C.


_______________________________________________________________________________
                        PROPOSAL 1-ELECTION OF DIRECTORS
_______________________________________________________________________________

     The Company's Board of Directors currently consists of seven members. The Company's Bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected. Three Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors have been elected. The Board of Directors has nominated to serve as Directors Walter H. Ingalls, Paul Slutzky and David H. Jenkins, DVM, each of whom is currently a member of the Board of Directors.

     The table below sets forth certain information as of September 14, 2001 regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                           Shares of
                                                                                         Common Stock
                                                                                         Beneficially
                                      Positions           Director     Current Term        Owned on        Percent
     Name (1)         Age(4)            Held              Since (2)      to Expire      Record Date (3)   of Class
     _______          _____           _________           ________      ___________     ____________      __________

                                                         NOMINEES
Walter H. Ingalls       70      Chairman of the Board       1966           2001              3,790 (5)       0.19%
Paul Slutzky            53            Director              1992           2001             15,170 (5)       0.75%
David H. Jenkins, DVM   49            Director              1996           2001             14,790 (5)       0.73%




                                                   DIRECTORS CONTINUING IN OFFICE
J. Bruce Whittaker      58     Director, President and      1987           2003             30,079 (6)       1.49%
                               Chief Executive Officer
Raphael Klein           74            Director              1986           2003             24,140 (5)       1.19%
Dennis R. O'Grady       61            Director              1981           2002             24,140 (5)       1.19%
Martin C. Smith         56            Director              1993           2002             26,340 (5)       1.30%

All directors and                                                                          165,510 (7)       8.18%
executive officers
as a group (11 persons)



(1) The mailing address for each person listed is 302 Main Street, Catskill, New York 12414. With the exception of David H. Jenkins, DVM, each of the persons listed is also a trustee of Greene County Bancorp, M.H.C., which owns the majority of the Company's issued and outstanding shares of common stock.

(2) Reflects initial appointment to the Board of Trustees of the mutual predecessor to The Bank of Greene County.

(3) See definition of "beneficial ownership" in the table "Security Ownership of Certain Beneficial Owners."

(4) As of June 30, 2001.

(5) Includes 3,240 shares subject to options granted to outside directors which are currently exercisable. Also includes 12,960 shares granted to each outside director under the Recognition and Retention Plan which are subject to future vesting, but as to which voting currently may be directed.

(6) Includes 3,600 shares subject to options which are currently exercisable and 8,800 shares granted under the Recognition and Retention Plan which are subject to future vesting, but as to which voting currently may be directed.

(7) Includes 5,758 shares of common stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 74,728 shares of common stock, or 3.67% of the shares of common stock outstanding, owned by the ESOP for the benefit of employees of the Bank. Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

     J. Bruce Whittaker is President and Chief Executive Officer of the Company, and has served in that position since its formation in 1998. He is also President and Chief Executive Officer of The Bank of Greene County (the "Bank"), and has served in that position since 1987. Mr. Whittaker has been affiliated with the Bank in various capacities since 1972. Mr. Whittaker was appointed to the Board of Trustees of the Bank in 1987.

     Walter H. Ingalls is the Chairman of the Board. Mr. Ingalls is retired. Prior to his retirement, Mr. Ingalls was the President of the GNH Lumber Co., a lumber company located in Norton Hill, New York.

Raphael Klein is retired. Prior to his retirement, he was the co-owner of Klein Theaters, a movie theater chain in Hudson, New York.

     Paul Slutzky is the General Manager of I. & O. A. Slutzky Constr. Co., a construction company located in Hunter, New York.

     David H. Jenkins, DVM is a veterinarian and the owner of Catskill Animal Hospital, Catskill, New York.

     Dennis R. O'Grady is a pharmacist and the former co-owner of Mikhitarian Pharmacy located in Catskill, New York.

     Martin C. Smith is currently consultant to Main Bros. Oil Co., Inc., and is the former owner of R.E. Smith Fuel Company, which was purchased by Main Bros. Oil Co., Inc., located in Albany, New York.


Executive Officers of the Company who are not Directors

     Bruce P. Egger is Senior Vice President and Secretary of the Company, and has served in that position since its formation in 1998. Mr. Egger also serves as Senior Vice President and Secretary of the Bank, and has been affiliated with the Bank in various capacities since 1977. Prior to that time, Mr. Egger worked in the retail trade.


     Edmund L. Smith, Jr. has served as Senior Vice President and Treasurer of the Company since its formation in 1998. He also serves as Senior Vice President and Treasurer of the Bank, and has been affiliated with the Bank in various capacities since 1975. Prior to that time, Mr. Smith was the bursar of Columbia-Greene Community College.

     Michelle M. Plummer, CPA has served as Chief Financial Officer of the Company and the Bank since May 1999. Prior to that time, Ms. Plummer held positions as a Senior Accountant with KPMG LLP and as a Bank Examiner with the Federal Reserve Bank of New York.

     Stephen E. Nelson was promoted to Senior Vice President of the Company in 2001 and has served in various capacities with the Bank since 1988. Mr. Nelson received his BA in Business Management in 1988 from Hartwick College and his Masters in Business Administration (MBA) in 1993 from The College of Saint Rose.

Ownership Reports by Officers and Directors

     The common  stock of the  Company is  registered  with the SEC  pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's common stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and directors filed these reports on a timely basis.

Meetings and Committees of the Board of Directors

     The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended June 30, 2001, the Board of Directors held 13 regular and special meetings. During the year ended June 30, 2001, no director attended fewer than 75% percent of the total meetings of the Board of Directors and committees on which such director served.

     The Executive Committee currently consists of the following five directors of the Company: Messrs. Ingalls, Klein, Slutzky, Whittaker and Smith. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee also serves as the Nominating Committee for the purpose of identifying, evaluating and recommending potential candidates for election to the Board. The Executive Committee did not meet during the year ended June 30, 2001.

     The Audit Committee currently consists of the following three non-employee directors of the Company: Messrs. Ingalls, Jenkins and O'Grady. The Audit Committee meets at least annually to examine and approve the audit report prepared by the independent accountants of the Bank and the Company, to review and recommend the independent accountants to be engaged by the Company, to review the internal audit function and internal audit controls of the Company, and to review and approve audit policies. The Audit Committee met five times in the year ended June 30, 2001. The Board of Directors adopted a written charter for the Audit Committee in May 2000. The charter was re-approved in June 2001 and is attached to this Proxy Statement as Appendix A.

Audit Committee Report

     In accordance with rules recently established by the Securities and Exchange Commission, the Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:
      Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2001;

      Discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

      Received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     This report has been provided by the Audit Committee:

                                Walter H. Ingalls
                              David H. Jenkins, DVM
                                Dennis R. O'Grady

Personnel Committee Interlocks and Insider Participation

     The full Board of Directors of the Company determines the salaries to be paid each year to the officers of the Company. J. Bruce Whittaker is a director of the Company and the President and Chief Executive Officer of the Company and the Bank. Mr. Whittaker does not participate in the Board of Directors' determination of compensation for the President and Chief Executive Officer.

Directors' Compensation

     Directors of The Bank of Greene County (other than the Chairman) receive an annual retainer of $6,000 and a fee of $500 per meeting for attendance at Board and Committee meetings. The Chairman receives an annual retainer of $700 and a fee of $500 per meeting for attendance at Board and Committee meetings. No separate compensation is currently paid to directors for service on the Board of Directors or Board Committees of the Company. Directors of the Bank and the Company who are also employees of the Bank and the Company are not entitled to receive Board fees. For the year ended June 30, 2001, the Bank paid a total of $82,700 in director fees.

     Directors are eligible to participate in the 2000 Stock Option Plan and the 2000 Recognition and Retention Plan. On March 28, 2000, each outside director was granted a non-qualified stock option to purchase 2,700 shares of common stock. These options are scheduled to vest at the rate of 20% per year over a five-year period and will become immediately exercisable upon the director's death, disability, normal retirement, or following a change in control of the Company or the Bank. The options must be exercised within 10 years from the date of grant, and the exercise price of the options must be at least 100% of the fair market value of the underlying common stock at the date of grant. Similarly, on March 28, 2000, restricted stock awards were granted to each director with respect to 1,600 shares of common stock. These awards are also scheduled to vest in 20% increments over a five-year period beginning on March 28, 2000, with accelerated vesting to occur in the event of the director's death, disability, normal retirement, or following a change in control of the Company or the Bank.

Executive Compensation

     The following table sets forth for the years ended June 30, 2001, 2000 and 1999, certain information as to the total remuneration paid by the Company to Mr. Whittaker, the Company's President and Chief Executive Officer. No other officer of the Company received cash compensation exceeding $100,000 during the year ended June 30, 2001.



______________________________________________________________________________________________________________________

                                              SUMMARY COMPENSATION TABLE
______________________________________________________________________________________________________________________


                      Fiscal
                      Years
                      Ended                                                                               All Other
 Name and Principal   June                                               Long-Term Compensation          Compensation
      Position          30,      Annual Compensation(1)                        Awards                        $(2)

                                                    Other Annual     Restricted
                                Salary     Bonus    Compensation       Stock      Options/SARs
                                  ($)       ($)          ($)        Award(s($)      (#)    Payouts
______________________________________________________________________________________________________________________
J. Bruce Whittaker,
President and Chief   2001      153,750      -            -              -           -          -           4,600
Executive Officer     2000      141,000      -            -            86,625      18,000       -           4,400
                      1999      135,000      -            -              -           -          -           3,800
______________________________________________________________________________________________________________________


(1) The Bank also provides each qualifying employee, including Mr. Whittaker, life insurance equal to twice the employee's salary. The aggregate value of this benefit to Mr. Whittaker did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such officer. The maximum benefit to be received is $200,000.
(2) Consists of the Bank's contribution to the Bank's 401(k) Plan and to the ESOP on behalf of Mr. Whittaker.
(3) The aggregate number of restricted shares held by Mr. Whittaker at June 30, 2001 was 11,000 and the value of such shares at such date was $119,900. Holders of restricted shares receive any dividends declared on such shares, whether vested on not. The restricted shares vest in equal installments at a rate of 20% per year from the date of grant.
(4) The options held by Mr. Whittaker vest in equal installments at the rate of 20% per year from the date of grant. The exercise price of such options is $7.875 (the fair market value of the underlying shares on the date of grant).

Benefits

     Employment Agreement. The Bank has entered into an employment agreement with its President and Chief Executive Officer, J. Bruce Whittaker. The agreement has a term of 36 months. On each anniversary date, the agreement may be extended for an additional twelve months, so that the remaining term will be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. Under the agreement, the current Base Salary for Mr. Whittaker (as defined in the agreement) is $160,000. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. In addition to the above, the Bank will provide Mr. Whittaker and his dependents with continuing health care coverage upon Mr. Whittaker's retirement or other termination of employment after attainment of age 55 with 25 years of service, in substantially the same amount as provided to Mr. Whittaker and his dependents prior to the termination of his employment. Such coverage, which will survive the termination or expiration of the agreement, will cease upon Mr. Whittaker's attainment of age 65. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than disability, retirement, or for cause, or in the event of the executive's resignation from the Bank (such resignation to occur within the period or periods set forth in the employment agreement) upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than 30 miles, (iii) liquidation or dissolution of the Bank or the Company, (iv) a breach of the agreement by the Bank, or (v) following a change in control of the Bank or the Company, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to three times the highest Base Salary and the highest bonus paid during any of the last three years. Mr. Whittaker would receive an aggregate of $480,000 pursuant to his employment agreement upon a change in control of the Bank or the Company, based upon his current level of compensation. The Bank would also continue the executive's life, dental and disability coverage for 36 months from the date of termination, and would continue his health coverage until Mr. Whittaker attains age 65 (as discussed above). In the event the payments to the executive would include an "excess parachute payment" as defined by Code Section 280G (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

     Under the agreement, the executive's employment may be terminated upon his retirement in accordance with any retirement policy established on behalf of the executive and with his consent. Upon the executive's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay him his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year. The employment agreement provides that, following his termination of employment, the executive will not compete with the Bank for a period of one year.

     Defined Contribution Plan. The Bank has adopted The Bank of Greene County Employees' Savings & Profit Sharing Plan and Trust (the "Plan") in order to permit the investment of Plan assets in common stock of the Company. Employees are eligible to join the Plan on the first of the month following completion of three months of continuous employment (during which 250 hours are completed). The first year eligibility period runs from the date of hire to the anniversary of such date. If an employee does not satisfy the eligibility requirements during such period then the next eligibility period shall be the calendar year. Employees are eligible to contribute, on a pre-tax basis, up to 15% of their eligible salary, in increments of 1%. The Bank will make a matching contribution equal to 50% of a member's contributions on up to 6% of a member's compensation after one year of continuous service. In addition, the Bank may make an additional discretionary contribution allocated among members' accounts on the basis of compensation. All employee contributions and earnings thereon under the Plan are at all times fully vested. A member vests in employer matching and discretionary contributions at the rate of 20% per year beginning in the second year of employment and continuing until the member is 100% vested after six years of employment. Employees are entitled to borrow, within tax law limits, from amounts allocated to their accounts.

     Plan benefits will be paid to each member in a lump sum or in equal payments over a fixed period upon termination, disability or death. In addition, the Plan permits employees to withdraw salary reduction contributions prior to age 59-1/2 or termination in the event the employee suffers a financial hardship. In certain circumstances, the Plan permits employees to withdraw the Bank's matching contributions to their accounts. The Plan permits employees to direct the investment of their own accounts into various investment options.

     At December 31, 2000, the market value of the Plan trust fund was approximately $1.4 million. The total contribution (i.e., both the employee and Bank contributions) to the Plan for the Plan year ended December 31, 2000, was approximately $143,000.

     Defined Benefit Pension Plan. The Bank maintains the Financial Institutions Retirement Fund, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Bank for a period of one year in which they have 1,000 or more hours of service are eligible for membership in the Plan. Once eligible, an employee must have been credited with 1,000 or more hours of service with the Bank during the year in order to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act ("ERISA").

     The regular form of all retirement benefits (i.e., normal, early or disability) is a life annuity with a guaranteed term of 10 years. For a married participant, the normal form of benefit is a joint and survivor annuity where, upon the participant's death, the participant's spouse is entitled to receive a benefit equal to 50% of that paid during the participant's lifetime. An optional form of benefit may be selected instead of the normal form of benefits. These optional forms include various annuity forms as well as a lump sum payment after age 55. Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

     The normal retirement benefit payable at or after age 65, is an amount equal to 1.5% multiplied by years of benefit service (not to exceed 30) times average compensation based on the average of the five years providing the highest average. A reduced benefit is payable upon retirement at age 55 at or after completion of five years of service. A member is fully vested in his account upon completion of 5 or more years of employment or upon attaining normal retirement age.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2000, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

Highest Five-Year
    Average          Years of Service and Benefit Payable at Retirement(1)
Compensation         ______________________________________________________
_______________      15                20               25                  30

   $50,000         $11,300          $15,000          $ 18,800          $ 22,500
   $75,000          16,900           22,500            28,100            33,800
   $100,000         22,600           30,000            37,500            45,000
   $125,000         28,100           37,500            46,900            56,300
   $150,000         33,800           45,000            56,300            67,500
   $175,000         39,400           52,500            65,600            78,800


____________________________
(1) No additional credit is received for years of service in excess of 30; however, increases in compensation after 30 years will generally cause an increase in benefits.

     As of June 30, 2001, Mr. J. Bruce Whittaker had 29 years of credited service (i.e., benefit service), under the Retirement Plan.

     Employee Stock Ownership Plan and Trust. The Bank has established an Employee Stock Ownership Plan and Related Trust ("ESOP") for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Code. Persons who have been employed by the Bank for 12 months during which they worked at least 1,000 hours and who have attained age 21, are eligible to participate. The ESOP has borrowed funds from the Company and has purchased or been issued a total of 72,760 shares of common stock. An additional 7,276 shares were issued to the ESOP as a result of the 10% stock dividend effective August 1999. Accordingly, the ESOP currently owns 80,036 shares in total. The common stock held by the ESOP is collateral for the loan. The loan will be repaid principally from the Bank's contributions to the ESOP over a period of up to ten years. The interest rate for the loan is a floating rate equal to the Prime Rate as published in The Wall Street Journal from time to time. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated.

     A committee consisting of all non-employee directors administers the ESOP. The ESOP also has an unrelated corporate trustee who is appointed as a fiduciary responsible for administration of the ESOP assets and who votes the ESOP shares. The committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee generally will vote all shares of common stock held by the ESOP in accordance with the written instructions of the committee. In certain circumstances, however, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and shares held in the suspense account in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the ESOP trustee to the ESOP participants. Under ERISA, the Secretary of Labor is authorized to bring an action against the ESOP trustee for the failure of the ESOP trustee to comply with its fiduciary responsibilities.

     Stock Option Plan. The Board of Directors of the Company adopted the 2000 Stock Option Plan, which has been approved by the stockholders. Certain directors, officers and employees of the Bank and the Company are eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by a committee of outside directors (the "Committee"). The Stock Option Plan authorizes the grant of stock options to purchase 90,949 shares of common stock. The Stock Option Plan provides, among other things, for the grant of options to purchase common stock intended to qualify as incentive stock options under
Section 422 of the Internal Revenue Code, and options that do not so qualify ("nonstatutory options"). Options must be exercised within 10 years from the date of grant. The exercise price of the options must be at least 100% of the fair market value of the underlying common stock at the time of the grant.

     Set forth below is information relating to options granted under the Stock Option Plan to the named executive officer during the year ended June 30, 2001.

================================================================================

                        OPTION GRANTS IN LAST FISCAL YEAR
================================================================================

                                Individual Grants
               ___________________________________________________________

                                                 Percent of Total
                                                 Options Granted to     Exercise or
      Name                   Options Granted     Employees in FY 2001   Base Price    Expiration Date
--------------------------  -----------------   -------------------    ------------   ----------------

J. Bruce Whittaker               -                     N/A                  N/A            N/A
-------------------------   -----------------   -------------------    -----------    ----------------

     Set forth below is certain information concerning options outstanding to the named executive officer at June 30, 2001. No options were exercised during fiscal 2001.

================================================================================

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES
================================================================================


                                                          Number of Unexercised          Value of Unexercised
                       Shares Acquired     Value          Options at                   In-The-Money Options at
      Name             Upon Exercise      Realized        Fiscal Year-End                    Year-End (1)
_______________________________________________________________________________________________________________

                                                          Exercisable/Unexercisable     Exercisable/Unexercisable
                                                                    (#)                           ($)
--------------------   ----------------   -------------   ----------------------------   -----------------------

                           -              $ -              3,600/14,400                   $39,240/$156,960
J. Bruce Whittaker
--------------------- ----------------   -------------   ----------------------------   ----------------------

____________________________________
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on June 30, 2001, at which date the most recent sales price of the common stock as reported on the Nasdaq SmallCap Market was $10.90.


Transactions with Certain Related Persons

     All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of independent non-employee directors of the Company not having any interest in the transaction.

_______________________________________________________________________________
               PROPOSAL 2-RATIFICATION OF APPOINTMENT OF AUDITORS
_______________________________________________________________________________

     The Board of Directors of the Company has approved the engagement of PricewaterhouseCoopers LLP, to be the Company's independent accountants for the 2002 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of PricewaterhouseCoopers LLP, for the Company's fiscal year ending June 30, 2002. A representative of PricewaterhouseCoopers LLP, is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he/she so desires.

     Set forth below is certain information concerning aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP during fiscal 2001:

         Audit Fees                                           $54,375
         Financial Information Systems
             Design and Implementation Fees                   $    -
         All Other Fees                                       $19,925

     The Audit Committee has considered whether the provision of non-audit services (which relate to regulatory compliance consulting and tax preparation) is compatible with maintaining PricewaterhouseCoopers LLP's independence. The Audit Committee concluded that performing such services does not affect
PricewaterhouseCoopers LLP's independence in performing its function as independent accountant of the Company.

     In order to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the 2002 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of PricewaterhouseCoopers LLP, as independent accountants for the 2002 fiscal year.


_______________________________________________________________________________
                              STOCKHOLDER PROPOSALS
_______________________________________________________________________________

     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 302 Main Street, Catskill, New York 12414, no later than June 15, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.


_______________________________________________________________________________
                                  OTHER MATTERS
_______________________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.


_______________________________________________________________________________
        ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING
_______________________________________________________________________________

     The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking pace 30 days or more thereafter.

     The date on which the next Annual Meeting of Stockholders is expected to be held is October 23, 2002. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2002 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than October 18, 2002.

_______________________________________________________________________________
                                  MISCELLANEOUS
_______________________________________________________________________________

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2001, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO BRUCE P. EGGER, CORPORATE SECRETARY, GREENE COUNTY BANCORP, INC., 302 MAIN STREET, CATSKILL, NEW YORK 12414, OR CALL AT 518-943-2600.


                       BY ORDER OF THE BOARD OF DIRECTORS




                                                            Bruce P. Egger
                                                            Corporate Secretary
Catskill, New York
September 21, 2001

                                                                     APPENDIX A


                           GREENE COUNTY BANCORP, INC.
                        PO Box 470, Catskill, N.Y. 12414


                         Charter of the Audit Committee
                      ______________________________________

GENERAL OBJECTIVES

This charter will provide the audit committee with formal written directions that will specify the scope of its responsibilities and the means by which it carries out those responsibilities; the external auditor's accountability to the board and audit committee; and the audit committee's responsibility to ensure the independence of the outside auditor.

AUTHORITY

The board of Greene County Bancorp, Inc. (the "Company") will establish a subcommittee called the audit committee. The audit committee shall, at all times, meet the requirements set forth by the National Association of Securities Dealers, Inc. through its wholly-owned subsidiary, the Nasdaq Stock Market, Inc. The audit committee will consist entirely of independent directors, the minimum number of which will be three. Such directors will serve for a period of at least one year. A director will NOT be considered independent if, among other things, he or she has:

     o been employed by the Company or its affiliates in the current or past three years;
     o accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or nondiscretionary compensation);
     o an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;
     o been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or
     o been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     All members of the audit committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements.

     The audit committee shall meet at least four times annually, or more frequently as circumstances dictate. The committee shall meet privately in executive session at least annually with management, the manager of the internal auditing department, and the independent accountants.

SCOPE OF RESPONSIBILITIES

     The audit committee is responsible or the financial oversight of the Company which includes:

Internal audit - The audit committee has responsibility for the following:

o Establishing an internal auditing function

o Engaging qualified person(s) or firms to serve as internal auditors
o Providing sufficient resources for an adequate audit scope in terms of risk, frequency and coverage of the Company's (and subsidiaries) systems

o Ensuring that proper internal control procedures are in place and operating effectively; the major areas of control include:

     o    Safeguarding assets and records
     o    Ensuring the proper and accurate reporting of transactions
     o Ensuring compliance with a number of criteria, including generally accepted accounting principles (GAAP) and banking laws and regulations
     o Ensuring compliance with all Company and subsidiaries policies and procedures that reflect the Company's goals and methods of implementing these goals
o Ensuring that operational and managerial directives are followed

o Ensuring that operational, regulatory, and managerial corrective actions are followed

o Meet with the internal auditors to review their reports and ensure corrective actions have been taken

External audit - The audit committee has responsibility for the following:


o The audit committee will ensure the  independence of the external auditor by determining that; the Company does not and will not extend unsecured credit to the external auditor's firm or to individuals employed by the firm; fees will be determined on a contract basis; the external auditors will at no time make management decisions or perform management duties and; the Company and the external audit firm will not share any directors. The audit committee will also ensure it receives the written disclosures from the external auditors delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as may be modified or supplemented.

o Engaging in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the external auditor.

o The audit committee will engage the independent outside auditor to audit financial statements.

o The audit committee will monitor the progress of the external auditor, resolving any conflicts that may arise during the audit.


o The audit committee will be required to meet with the external auditors at the end of the engagement to review the external audit findings, determine corrective action, and ensure that corrective action is implemented.

o Ensuring that the external auditors understand and acknowledge their accountability to the board and audit committee as representatives of shareholders, and these shareholders' representatives ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

o The audit committee will be available to the external auditor to resolve any conflicts regarding limitations in scope or other problems that arise during the external audit.

o The audit committee will review the opinion expressed in the independent accountants report and take any appropriate actions necessary.

 o If a management letter, or any document prepared by the external auditor that contains significant suggestions or recommendations regarding the Company's financial statements and reporting, is received from the external auditor, the audit committee will take any appropriate follow-up actions deemed necessary.

o The audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and will have direct access to the independent auditors as well as the books, records, facilities and personnel of the Company. The audit committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

Review procedures-The audit committee shall review with management and the independent accountants the financial statements to be included in the Company's annual report on Form 10-KSB prior to the filing thereof, including their judgment about the quality (and not merely the acceptability) of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The audit committee will discuss certain matters required to be communicated to audit committees in accordance with Statement on Auditing Standard No, 61.

If SAS No. 71 reviews of interim financial statements uncover any significant matters as described in SAS No. 61, the audit committee will discuss such matters with the independent auditors prior to the filing of the Company's Form 10-QSB or as soon as practicable thereafter in the circumstances.

The committee shall annually prepare a report to stockholders as required by the Securities and Exchange Commission (the "SEC"). The report shall be included in the Company's annual proxy statement and should state whether the audit committee has:

     o reviewed and discussed the audited financial statements with management;
     o discussed with the independent accountants the matters required to be discussed by SAS No. 61; and
     o reviewed certain written disclosures from the external auditors regarding their independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

Based on the forgoing, the report should also include a statement whether the audit committee recommended to the full Board of Directors that the audited financial statements be included in the annual report filed with the SEC


ANNUAL REVIEW OF CHARTER

     The audit committee is responsible for reviewing and assessing the adequacy of this charter on an annual basis. On an annual basis, the audit committee shall submit the audit committee charter to the Board of Directors for re-approval. Annual proxy statements shall include a statement indicating that the audit committee is governed by a charter and the charter shall be published as an appendix to the proxy statement at least every three years in accordance with SEC regulations.

     While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These duties are the responsibility of management and the Company's independent accountants.

                                 REVOCABLE PROXY

                           GREENE COUNTY BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 24, 2001

     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's main office, located at 425 Main Street, Catskill, New York on October 24, 2001, at 5:30 p.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                       FOR             VOTE
                                                                     WITHHELD
                                                    (except as
                                                     marked to
                                                    the contrary
                                                       below)
1. The election as directors of all nominees listed below, each to serve for a three-year term

          Walter H. Ingalls                           [   ]          [   ]
          Paul Slutzky
          David H. Jenkins, DVM

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.


---------------------------------------------

---------------------------------------------


                                                               VOTE
                                                      FOR    WITHHELD   ABSTAIN
2.   The ratification of PricewaterhouseCoopers
     LLP as the Company's independent                [   ]    [   ]     [   ]
     accountants for the fiscal year ending
     June 30, 2002.




The Board of Directors recommends a vote "FOR" Proposal 1 and Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.


_______________________________________________________________________________
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 21, 2001, and audited financial statements.

Dated: _________________________                         Check Box if You Plan
                                                       to Attend Annual Meeting


_______________________________             ___________________________________
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


_______________________________             ___________________________________
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.




________________________________________________________________________________
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
________________________________________________________________________________